UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into Material Definitive Agreement.

On November 4, 2021, LM Funding America, Inc. (the “Company”) entered into strategic alliance agreements (the “Strategic Alliance Agreements”) with each of OTC Miners Corp. (“OTC Miners”) and Spartan Crest Capital Corp. (“Spartan”).  The Strategic Alliance Agreements generally provide that OTC Miners and Spartan will work together with the Company and collaborate with the Company regarding the Company’s cryptocurrency mining business strategy and planned business operations.  The agreements contemplate that each of OTC Miners and Spartan will provide ongoing consulting and advisory services to the Company on a non-exclusive basis over a one-year period with respect to the bitcoin mining business and industry and that the parties will meet periodically to collaborate and share information regarding the industry, the equipment used in the industry, key industry relationships, and financing options.  In consideration of the strategic alliances and related services and benefits, the Company will issue 100,000 shares of restricted common stock to each of OTC Miners and Spartan and will pay OTC Miners $1,250,000 to cover anticipate expenses of OTC Miners in connection with its activities under the strategic alliance.  The Company also agreed to pay OTC Miners a fee of 3% of the aggregate consideration of any strategic transaction completed by Company that the Company and OTC Miners jointly agree to pursue.  The Strategic Alliance Agreements have a term of one year each.

The foregoing description of the Strategic Alliance Agreements, which were entered into on November 4, 2021 and dated effective as of November 3, 2021, is summary in nature and is qualified by reference to the full text of the Strategic Alliance Agreements, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities.

The issuance of the above-described shares of Company common stock to OTC Miners and Spartan is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), because the offer and sale of such securities did and does not involve a “public offering” as defined in Section 4(a)(2) of the Securities Act, was made without any form of general solicitation to sophisticated parties, and was made with full access to any information requested regarding the Company and its common stock.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Strategic Alliance Agreement, dated effective as of November 3, 2021, between LM Funding America, Inc. and OTC Miner
10.2	Strategic Alliance Agreement, dated effective as of November 3, 2021, between LM Funding America, Inc. and Spartan Crest Capital Corp.

EX-104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

***

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements.  Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties.  Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties.   Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Dated: November 10, 2021